EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bitmine Immersion Technologies, Inc. (the “Company”) on Form 10-K for the period ending August 31, 2022 as filed with the Securities and Exchange Commission (the “Report”), Raymond Mow the Company’s Chief Financial Officer, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of her knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

December 9, 2022	/s/ Raymond Mow
Raymond Mow
Chief Financial Officer (Principal Financial and Accounting Officer)